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                                                                    EXHIBIT 99.1

                         [ERNST & YOUNG LLP LETTERHEAD]




                             CONSENT OF INDEPENDENT
                             CHARTERED ACCOUNTANTS




We consent to the inclusion of our report dated March 8, 2000 with respect to the consolidated financial statements of Stellarton Energy Corporation included in the current report of Tom Brown Inc. on Form 8-K/A dated February 12, 2001, filed with the Securities and Exchange Commission.


                                                           /s/ ERNST & YOUNG LLP

Calgary, Canada
February 12, 2001                                          Chartered Accountants